UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 4, 2008

(Date of earliest event reported)

QUEST RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Company's Amended and Restated Credit Agreement

On November 4, 2008, Quest Resource Corporation (the "Company") entered into a Second Amendment to Amended and Restated Credit Agreement (the "QRC Second Amendment ") in connection with the Amended and Restated Credit Agreement (the “QRC Credit Agreement”) dated as of July 11, 2008 between the Company and Royal Bank of Canada (“RBC”), as amended by the First Amendment to Amended and Restated Credit Agreement (the "QRC First Amendment") dated as of October 24, 2008. The QRC Second Amendment is among the Company, as borrower, the Company’s wholly-owned subsidiaries that have guaranteed the QRC Credit Agreement, and RBC, as administrative agent, collateral agent and a lender.

The QRC Second Amendment clarifies that the additional $6 million term loan commitment provided for in the QRC First Amendment will be reduced dollar for dollar to the extent the Company retains net cash proceeds from Dispositions (as defined in the QRC Credit Agreement) in accordance with the terms of the QRC Credit Agreement.

The summary of the QRC Second Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the QRC Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Quest Cherokee's Second Lien Senior Term Loan Agreement

Quest Cherokee, LLC (“Quest Cherokee”), Quest Energy Partners, L.P. (“Quest Energy”) and Quest Cherokee Oilfield Service, LLC (“QCOS”) have entered into a First Amendment to Second Lien Senior Term Loan Agreement (the “Quest Cherokee First Amendment”) dated as of October 28, 2008 that, among other things, amended and/or waived certain of the representations and covenants contained in the Second Lien Senior Term Loan Agreement (the “Quest Cherokee Senior Term Loan Agreement”) dated as of July 11, 2008 among Quest Cherokee, Quest Energy, RBC, KeyBank National Association (“KeyBank”), Société Générale and the lenders party thereto, in order to rectify any possible covenant violations or non-compliance with the representations and warranties as a result of (1) the questionable transfers of funds from the Company, Quest Energy or an affiliate of Quest Energy by Mr. Cash, Quest Energy’s former Chief Executive Officer and (2) not timely settling certain intercompany accounts among the Company, Quest Energy and Quest Midstream. The Quest Cherokee First Amendment is among Quest Cherokee, as borrower, Quest Energy and QCOS, as guarantors, RBC, as administrative agent and collateral agent, KeyBank, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto. The Quest Cherokee First Amendment is effective as of November 5, 2008.

The Quest Cherokee First Amendment extended the maturity date of the Quest Cherokee Senior Term Loan Agreement from January 11, 2009 to September 30, 2009.

The Quest Cherokee First Amendment changed the rate at which interest will accrue on amounts borrowed. Interest will accrue after November 5, 2008 at either LIBOR plus 9.0% (with a LIBOR floor of 3.5%) or the base rate plus 8.0%. The base rate varies daily and is generally the higher of the federal funds rate plus 0.5%, RBC’s prime rate or LIBOR plus 1.25%.

The Quest Cherokee First Amendment requires Quest Cherokee to make repayments of principal in quarterly installments of $3.8 million on the 15th day of each February, May, August and November while amounts borrowed under the Quest Cherokee Senior Term Loan Agreement are outstanding. All outstanding principal, interest and fees will be due and payable on the maturity date.

Subject to certain restrictions, Quest Energy is required by June 30, 2009 to (i) complete a private placement of its equity securities or debt, (ii) engage one or more investment banks reasonably satisfactory to RBC Capital Markets to publicly sell or privately place common equity securities or debt of Quest Energy, which offering must close prior to August 14, 2009 (the deadline for closing and funding the securities offering may be extended up until September 30, 2009) or (iii) engage RBC Capital Markets to arrange financing to refinance the term loan under the Quest Cherokee Senior Term Loan Agreement on the prevailing terms in the credit markets.

The Quest Cherokee First Amendment restricts the amount of quarterly distribution Quest Energy may declare and pay on its common units to not exceed $0.40 per common unit per quarter as long as the term loan has not been paid in full. After giving effect to each quarterly distribution, Quest Energy and Quest Cherokee must be in compliance with a new financial covenant, which prohibits each of Quest Cherokee, Quest Energy or any of their respective subsidiaries from permitting Available Liquidity (as defined in the Quest Cherokee First Amendment) to be less than $14 million at March 31, 2009, or to be less than $20 million at June 30, 2009. Quest Cherokee’s capital expenditures are limited to $30 million for Quest Cherokee’s 2009 fiscal year.

Certain intercompany amounts owing by the Company to Quest Energy are required to be repaid by February 27, 2009.

The Quest Cherokee First Amendment also amended the definition of consolidated EBITDA to add back a certain limited amount of the fees and expenses of the internal investigation and forensic accounting investigation relating to the Misappropriation Transaction (as defined in the Quest Cherokee First Amendment) and the related restructuring.

The summary of the Quest Cherokee First Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Quest Cherokee First Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Quest Cherokee’s Amended and Restated Credit Agreement

Quest Cherokee, Quest Energy and QCOS have entered into a Second Amendment to Amended and Restated Credit Agreement (the “Quest Cherokee Second Amendment”) dated as of October 28, 2008 that, among other things, amended and/or waived certain of the representations and covenants contained in the Amended and Restated Credit Agreement (the “Quest Cherokee Credit Agreement”) dated as of November 15, 2007 among the Company, Quest Energy, Quest Cherokee, RBC, KeyBank and the lenders party thereto, as amended, in order to rectify any possible covenant violations or non-compliance with representations and warranties as a result of (1) the questionable transfers of funds from the Company, Quest Energy or an affiliate of Quest Energy by Mr. Cash, Quest Energy’s former Chief Executive Officer and (2) not timely settling certain intercompany accounts among the Company, Quest Energy and Quest Midstream. The Quest Cherokee Second Amendment is among Quest Cherokee, as borrower, Quest Energy and QCOS, as guarantors, RBC as administrative agent and collateral agent, KeyBank, as documentation agent and the lenders party thereto. The Quest Cherokee Second Amendment is effective as of November 5, 2008.

The credit facility under the Quest Cherokee Credit Agreement consists of a $250 million revolving credit facility. Availability under the revolving credit facility is tied to a borrowing base that is redetermined by RBC and the lenders every six months. As of November 5, 2008, the borrowing base was $190 million, and the amount borrowed under the Quest Cherokee Credit Agreement was $183 million. As part of the Quest Cherokee Second Amendment, the lenders confirmed that Quest Cherokee could borrow the remaining undrawn amount subject to the terms and conditions of the Quest Cherokee Credit Agreement.

The Quest Cherokee Second Amendment changed the rate at which interest will accrue on the revolving credit facility. During the Transition Period (as defined in the Quest Cherokee Second Amendment), interest will accrue at either LIBOR plus 4.0% or the base rate plus 3.0%. After the Transition Period ends, interest will accrue at either LIBOR plus a margin ranging from 2.75% to 3.375% (depending on the utilization percentage) or the base rate plus a margin ranging from 1.75% to 2.375% (depending on the utilization percentage). The base rate varies daily and is generally the higher of the federal funds rate plus 0.50%, RBC’s prime rate or LIBOR plus 1.25%. The Transition Period will generally end once the repayment of the Quest Cherokee Senior Term Loan Agreement and the delivery of the audited financial statements for 2008 have both occurred.

The Quest Cherokee First Amendment restricts the amount of quarterly distribution Quest Energy may declare and pay on its common units to not exceed $0.40 per common unit per quarter as long as the term loan has not been paid in full. After giving effect to each quarterly distribution, Quest Energy and Quest Cherokee must be in compliance with a new financial covenant, which prohibits each of Quest Cherokee, Quest Energy or any of their respective subsidiaries from permitting Available Liquidity (as defined in the Quest Cherokee Second Amendment) to be less than $14 million at March 31, 2009, or to be less than $20 million at June 30, 2009. Quest Cherokee’s capital expenditures are limited to $30 million for Quest Cherokee’s 2009 fiscal year.

Certain intercompany amounts owing by the Company to Quest Energy are required to be repaid by February 27, 2009.

The Quest Cherokee Second Amendment also amended the definition of consolidated EBITDA to add back a certain limited amount of the fees and expenses of the internal investigation and forensic accounting investigation relating to the Misappropriation Transaction (as defined in the Quest Cherokee Second Amendment) and the related restructuring.

The summary of the Quest Cherokee Second Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Quest Cherokee Second Amendment, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Bluestem Pipeline’s Amended and Restated Credit Agreement

Quest Midstream and Quest Midstream’s wholly-owned subsidiary, Bluestem Pipeline, LLC (“Bluestem”), have entered into a Second Amendment to Amended and Restated Credit Agreement (the “Bluestem Second Amendment”) dated as of October 28, 2008 that, among other things, amended and/or waived certain of the representations and covenants contained in the Amended and Restated Credit Agreement (the “Bluestem Credit Agreement”) dated as of November 1, 2007, as amended, among Quest Midstream, Bluestem, RBC and the lenders party thereto in order to rectify any possible covenant violations or non-compliance with representations and warranties as a result of (1) the questionable transfers of funds from the Company, Quest Energy or an affiliate of Quest Energy by Mr. Cash, Quest Midstream’s former Chief Executive Officer and (2) not timely settling certain intercompany accounts among the Company, Quest Energy and Quest Midstream. The Bluestem Second Amendment is among Quest Midstream and Bluestem, as borrowers, Quest Midstream’s wholly-owned subsidiaries that have guaranteed the Bluestem Credit Agreement, RBC, as administrative agent and collateral agent and the lenders party thereto. The Bluestem Second Amendment is effective as of November 5, 2008.

As of November 5, 2008, $128 million of the $135 million available under the Bluestem Credit Agreement has been borrowed. As part of the Bluestem Second Amendment, the lenders confirmed that Bluestem could borrow the remaining undrawn amount subject to the terms and conditions of the Bluestem Credit Agreement.

The Bluestem Second Amendment changed the rate at which interest will accrue on the revolving credit facility. During the Transition Period (as defined in the Bluestem Second Amendment), interest will accrue at either LIBOR plus 4% or the base rate plus 3.0%. After the Transition Period ends, interest will accrue at either LIBOR plus a margin ranging from 2.0% to 3.5% (depending on the total leverage ratio) or the base rate plus a margin ranging from 1.0% to 2.5% (depending on the total leverage ratio). The base rate is generally the higher of the federal funds rate plus 0.50%, RBC’s prime rate or LIBOR plus 1.25%. The Transition Period will generally end upon the delivery of the audited financial statements for 2008.

The Bluestem Credit Agreement’s mandatory prepayment provisions were amended to include a requirement that if the total leverage ratio is greater than 4.5 to 1.0 for any fiscal quarter ending on or after December 31, 2008, Quest Midstream and Bluestem must prepay the revolving loans in an amount equal to 75% of Excess Cash Flow (as defined in the Bluestem Second Amendment for such fiscal quarter). Additionally, the lenders’ revolving commitment will be temporarily reduced dollar for dollar by the amount of any such prepayment. Once the total leverage ratio is less than 4.0 to 1.0 at the end of any fiscal quarter, any reductions in the revolving commitments will be reinstated and no further prepayments will be required.

The Bluestem Second Amendment added limitations on capital expenditures for each of Quest Midstream and Bluestem as follows: (i) $5 million for the fourth fiscal quarter of 2008; (ii) $7 million for the first fiscal quarter of 2009; (iii) $7 million for the second fiscal quarter of 2009; (iv) $3 million for the third fiscal quarter of 2009; and (v) $3 million for the fourth fiscal quarter of 2009.

The Bluestem First Amendment places restrictions on the ability of Quest Midstream to make distributions on its units. Quest Midstream may not declare and pay distributions (i) until it has delivered the audited financial statements for the fiscal year ending December 31, 2008 reflecting that none of Quest Midstream’s and Bluestem’s funds were misappropriated in connection with the Misappropriation Transaction (as defined in the Bluestem Second Amendment) and (ii) the total leverage ratio is not greater than 4.0 to 1.0 after giving effect to the quarterly distribution. This restriction does not affect Restricted Payments (as defined in the Bluestem Credit Agreement) consisting of additional equity interests or payment-in-kind equity issuances so long as no default or event of default exists or would result.

The Bluestem Second Amendment amended the financial covenants to prohibit Bluestem, Quest Midstream and any of their subsidiaries from:

•

permitting the interest coverage ratio (ratio of adjusted consolidated EBITDA to consolidated interest charges) on a rolling four quarter basis, commencing with the fiscal quarter ending December 31, 2007, to be less than 2.50 to 1.00 for any fiscal quarter ending on or prior to December 31, 2008, increasing to 2.75 to 1.00 for each fiscal quarter end thereafter; and

•

permitting the total leverage ratio (ratio of adjusted consolidated funded debt to adjusted consolidated EBITDA) on a rolling four quarter basis, commencing with the fiscal quarter ending December 31, 2007 and ending December 31, 2008, to be greater than 5.00 to 1.00, decreasing to 4.50 to 1.00 for each fiscal quarter end thereafter.

The definition of consolidated EBITDA was amended to add back a certain limited amount of the fees and expenses of the internal investigation and forensic accounting investigation relating to the Misappropriation Transaction (as defined in the Bluestem Second Amendment) and the related restructuring.

Certain intercompany amounts owing by the Company to Quest Midstream are required to be repaid by February 27, 2009.

The summary of the Bluestem Second Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Bluestem Second Amendment, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 7, 2008, the Company issued a press release, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Second Amendment to Amended and Restated Credit Agreement, dated as of November 4, 2008, by and among Quest Resource Corporation, Royal Bank of Canada and the Guarantors party thereto.

10.2

First Amendment to Second Lien Senior Term Loan Agreement, dated as of October 28, 2008, but effective as of November 5, 2008, by and among Quest Cherokee, LLC, Quest Energy Partners, L.P., Quest Cherokee Oilfield Service, LLC, Royal Bank of Canada, Keybank National Association, Société Générale and the Lenders party thereto.

10.3

Second Amendment to Amended and Restated Credit Agreement, dated as of October 28, 2008, but effective as of November 5, 2008, by and among Quest Cherokee, LLC, Quest Energy Partners, L.P., Quest Cherokee Oilfield Service, LLC, Royal Bank of Canada, Keybank National Association and the Lenders party thereto.

10.4

Second Amendment to Amended and Restated Credit Agreement, dated as of October 28, 2008, but effective as of November 5, 2008, by and among Quest Midstream Partners, L.P., Bluestem Pipeline, LLC, Quest Kansas General Partner, L.L.C., Quest Kansas Pipeline, L.L.C., Quest Pipeline (KPC), Royal Bank of Canada and the Lenders party thereto.

99.1	Press release of Quest Resource Corporation dated November 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION

/s/ David C. Lawler
By:	David C. Lawler
President

Date: November 7, 2008